Exhibit 24

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Foundation Capital Resources, Inc., does hereby appoint A.J. Braswell and Bobby Ray, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Foundation Capital Resources, Inc. on Form 10-KSB for its fiscal year ended December 31, 2004, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: March 11, 2005	/s/ Terri Hudson
(signature)

Terri Hudson
(please type or print name)

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Foundation Capital Resources, Inc., does hereby appoint A.J. Braswell and Bobby Ray, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Foundation Capital Resources, Inc. on Form 10-KSB for its fiscal year ended December 31, 2004, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: March 3, 2005	/s/ K. Milton Higgins
(signature)

K. Milton Higgins
(please type or print name)

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Foundation Capital Resources, Inc., does hereby appoint A.J. Braswell and Bobby Ray, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Foundation Capital Resources, Inc. on Form 10-KSB for its fiscal year ended December 31, 2004, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: March 3, 2005	/s/ James R. Fischer
(signature)

James R. Fischer
(please type or print name)

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Foundation Capital Resources, Inc., does hereby appoint A.J. Braswell and Bobby Ray, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Foundation Capital Resources, Inc. on Form 10-KSB for its fiscal year ended December 31, 2004, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: March 3, 2005	/s/ David B. Parker
(signature)

David B. Parker
(please type or print name)

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Foundation Capital Resources, Inc., does hereby appoint A.J. Braswell and Bobby Ray, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Foundation Capital Resources, Inc. on Form 10-KSB for its fiscal year ended December 31, 2004, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: March 3, 2005	/s/ Susan S. Eames
(signature)

Susan S. Eames
(please type or print name)

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Foundation Capital Resources, Inc., does hereby appoint A.J. Braswell and Bobby Ray, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Foundation Capital Resources, Inc. on Form 10-KSB for its fiscal year ended December 31, 2004, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: March 3, 2005	/s/ Wayne Shirley
(signature)

Wayne Shirley
(please type or print name)

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Foundation Capital Resources, Inc., does hereby appoint A.J. Braswell and Bobby Ray, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Foundation Capital Resources, Inc. on Form 10-KSB for its fiscal year ended December 31, 2004, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: March 3, 2005	/s/ James LeRoy Roberts
(signature)

James LeRoy Roberts
(please type or print name)